U.S. Bancorp 2Q11 Earnings Conference Call U.S. Bancorp 2Q11 Earnings Conference Call July 20, 2011 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO Exhibit 99.2

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Continued
stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp’s business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2010, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

2Q11 Earnings
Conference Call
2Q11 Highlights
Net income of $1.2 billion; $0.60 per diluted common share
Total net revenue of $4.7 billion, up 3.8% vs. 2Q10
• Net interest income growth of 5.6% vs. 2Q10
• Noninterest income growth of 1.7% vs. 2Q10
Average loan growth of 4.0% (3.5% excluding acquisitions) vs. 2Q10 and average loan growth of 0.6% (0.5% excluding acquisitions) vs. 1Q11
Strong average low cost deposit
1
growth of 17.1% (12.3% excluding
acquisitions) vs. 2Q10 and average low cost deposit growth of 3.7% vs. 1Q11
(3.5% excluding acquisitions)
Net charge-offs declined 7.2% vs. 1Q11 and nonperforming assets (excluding covered assets) declined 6.2% vs. 1Q11
Capital generation continues to strengthen capital position
• Tier 1 common equity ratio of 8.4% (8.1% under anticipated Basel III guidelines)
• Tier 1 capital ratio of 11.0%
1 Low cost deposits include noninterest-bearing, interest checking, money market and savings deposits

2Q11 Earnings
Conference Call
Performance Ratios
15.9%
14.5%
13.7%
12.8%
13.4%
11.8%*
1.54%
1.38%
1.31%
1.26%
1.09%
0%
5%
10%
15%
20%
2Q10 3Q10 4Q10 1Q11 2Q11
0%
1%
2%
3%
4%
51.6%
51.1%
52.5%
51.9%
52.4%
3.67%
3.69%
3.83%
3.91%
3.90%
30%
40%
50%
60%
70%
2Q10 3Q10 4Q10 1Q11 2Q11
1%
2%
3%
4%
5%
ROCE and ROA
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net
* Adjusted for ITS transaction (reported net income $862 million - $118 million ITS transaction equity impact + $13 million debt extinguishment costs (net of tax) = adjusted net income of $757 million)

2Q11 Earnings
Conference Call
2Q11  1Q11  4Q10  3Q10  2Q10
Shareholders' equity 32.5 $      30.5 $      29.5 $      29.2 $      28.2 $
Tier 1 capital 27.8         26.8         25.9         24.9         24.0
Total risk-based capital 35.1         34.2         33.0         32.3         31.9
Tier 1 common equity ratio 8.4% 8.2% 7.8% 7.6% 7.4%
Tier 1 capital ratio 11.0% 10.8% 10.5% 10.3% 10.1%
Total risk-based capital ratio 13.9% 13.8% 13.3% 13.3% 13.4%
Leverage ratio 9.2% 9.0% 9.1% 9.0% 8.8%
Tangible common equity ratio 6.5% 6.3% 6.0% 6.2% 6.0%
Tangible common equity as a
    percent of risk-weighted assets 8.0% 7.6% 7.2% 7.2% 6.9%
Capital Position
$ in billions

2Q11 Earnings
Conference Call
150
170
190
210
230
2Q10 3Q10 4Q10 1Q11 2Q11
Loans Deposits
Loan and Deposit Growth
Average Balances
Year-Over-Year Growth
2Q11 Acquisition Adjusted
Loan Growth = 3.5%
Deposit Growth = 9.6%
2.4%
$197.6
4.0%
$198.8
4.0%
$191.2
5.8%
$192.5
2.0%
$195.5
11.9%
$204.3
14.2%
$209.4
12.3%
$183.3
9.8%
$182.7
5.2%
$190.3
$ in billions

2Q11 Earnings
Conference Call
Taxable-equivalent basis
Revenue Growth
Year-Over-Year Growth
8.7% 7.9% 7.9% 4.6% 3.8%
$ in millions
4,519
4,587
4,721
4,519
4,690
3,000
3,500
4,000
4,500
5,000
2Q10 3Q10 4Q10 1Q11 2Q11

160
80
0
-80
-160
40%
20%
0%
-20%
-40%
30%
35%
26%
27%
25%
18%
12%
7%
2%
-2%
-11%
-6%
-14%
-7%
68
103
102
134
156
141
112
69
25
(21)
(119)
(58)
(132)
(58)
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

800
400
0
-400
-800
40%
20%
0%
-20%
-40%
22%
34%
31%
33%
37%
23%
12%
5%
2%
-7%
-5%
-6%
-5%
-6%
155
290
357
489
727
626
386
184
91
(261)
(171)
(212)
(159)
(217)
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

2Q11 Earnings
Conference Call
Credit Quality
$ in millions, linked quarter change
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC), 1Q11 change in NPAs excludes FCB acquisition ($287 million)
Change in Net Charge-offs Change in Nonperforming Assets*
NCO $ Change (Left Scale)
NCO % Change (Right Scale)
NPA $ Change (Left Scale)
NPA % Change (Right Scale)

2Q11 Earnings
Conference Call
Credit Quality - Outlook
The Company expects the level of Net Charge-offs and Nonperforming
Assets to trend lower during 3Q11
-8%
-9%
-1%
-8%
18%
23%
16%
36%
28%
0%
6%
0%
-1%
-16%
-40.0%
-20.0%
0.0%
20.0%
40.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Delinquencies* Changes in Criticized Assets*
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC)
1Q11 change in criticized assets excludes FCB acquisition
0.72%
0.84%
1.04%
1.00%
1.11%
1.34%
1.48%
1.44%
1.45%
1.70%
1.62%
1.18%
1.04% 1.06%
0.44%
0.52%
0.61%
0.66%
0.72%
0.78%
0.88%
0.78%
0.72%
0.68%
0.56%
0.46%
0.41%
0.43%
0.0%
0.5%
1.0%
1.5%
2.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
30 to 89% 90+ %

2Q11 Earnings
Conference Call
Credit Quality - Reserves
Allowance for Credit Losses
Allowance for Credit Losses Provision/NCO's
$ in millions
77%
94%
97%
100%
102%
115%
125%
140%
150%
167%
200%
150%
151%
166%
100%
0
1,500
3,000
4,500
6,000
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
60%
95%
130%
165%
200%
5,536 5,439 5,264 4,986 4,571 4,105 3,639 2,898 2,648 2,435 2,260 5,540 5,531 5,498 5,308

2Q11 Earnings
Conference Call
Earnings Summary
$ in millions, except per-share data
Taxable-equivalent basis
YTD YTD
2Q11 1Q11 2Q10 vs 1Q11 vs 2Q10 2011 2010 % B/(W)
Net Interest Income 2,544 $   2,507 $   2,409 $   1.5 5.6 5,051 $   4,812 $   5.0
Noninterest Income 2,146 2,012 2,110 6.7 1.7 4,158 4,028 3.2
Total Revenue 4,690 4,519 4,519 3.8 3.8 9,209 8,840 4.2
Noninterest Expense 2,425 2,314 2,377 (4.8) (2.0) 4,739 4,513 (5.0)
Operating Income 2,265 2,205 2,142 2.7 5.7 4,470 4,327 3.3
Net Charge-offs 747 805 1,114 7.2 32.9 1,552 2,249 31.0
Excess Provision (175) (50) 25 -- -- (225) 200 --
Income before Taxes 1,693 1,450 1,003 16.8 68.8 3,143 1,878 67.4
Applicable Income Taxes 514 421 251 (22.1) (104.8) 935 463 (101.9)
Noncontrolling Interests 24 17 14 41.2 71.4 41 20 105.0
Net Income 1,203 1,046 766 15.0 57.0 2,249 1,435 56.7
Preferred Dividends/Other 36 43 (96) 16.3 -- 79 (75) --
NI to Common 1,167 $   1,003 $   862 $      16.4 35.4 2,170 $   1,510 $   43.7
Diluted EPS 0.60 $     0.52 $     0.45 $     15.4 33.3 1.12 $     0.79 $     41.8
Average Diluted Shares 1,929 1,928 1,921 (0.1) (0.4) 1,929 1,920 (0.5)
% B/(W)

2Q11 Earnings
Conference Call
2Q11 Results - Key Drivers
vs. 2Q10
Net Revenue growth of 3.8%
• Net interest income growth of 5.6%; net interest margin of 3.67% vs. 3.90%
• Noninterest income growth of 1.7%
Noninterest expense growth of 2.0%
Provision for credit losses lower by $567 million
• Net charge-offs lower by $367 million
• Provision lower than NCOs by $175 million vs. provision in excess of NCOs of $25 million in 2Q10
vs. 1Q11
Net Revenue growth of 3.8% (4.9% excluding securities losses and 1Q11 gain related to
FCB acquisition)
• Net interest income growth of 1.5%; net interest margin of 3.67% vs. 3.69%
• Noninterest income growth of 6.7% (9.3% excluding securities losses and 1Q11 gain related to
FCB acquisition)
Noninterest expense growth of 4.8%
Provision for credit losses lower by $183 million
• Net charge-offs lower by $58 million
• Provision lower than NCOs by $175 million vs. provision lower than NCOs by $50 million in 1Q11

2Q11 Earnings
Conference Call
YTD YTD
2Q11 1Q11 2Q10 2011 2010
Revenue Items
Securities gains (losses), net (8) $        (5) $        (21) $      (13) $      (55) $
Gain related to FCB acquisition -             46          -             46          -
Expense Items
ITS transaction debt extinguishment and expense -             -             18          -             18
Incremental Provision
(175)       (50)         25          (225)       200
ITS transaction equity impact (net of tax)* -             -             118        -             118
Notable Items
$ in millions
* Not a component of net income, but does impact net income applicable to U.S. Bancorp common shareholders and earnings per diluted common share

2Q11 Earnings
Conference Call
Net Interest Income
2,409
2,477
2,499
2,507
2,544
3.90%
3.91%
3.83%
3.69%
3.67%
1,500
1,800
2,100
2,400
2,700
2Q10 3Q10 4Q10 1Q11 2Q11
2.0%
3.0%
4.0%
5.0%
6.0%
Net Interest Income Net Interest Margin
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 2Q10
Average earning assets grew by $30.1 billion,
or 12.2% (11.6% excluding acquisitions)
Net interest margin lower by 23 bp (3.67% vs.
3.90%) driven by:
• Higher balances in lower yielding investment
securities
• Higher cash position at the Federal Reserve
vs. 1Q11
Average earning assets grew by $3.6 billion,
or 1.3% (1.2% excluding acquisitions)
Net interest margin lower by 2 bp (3.67% vs.
3.69%) driven by:
• Higher balances in lower yielding investment
securities, offset by lower cash position at the
Federal Reserve
Year-Over-Year Growth
14.5% 14.8% 5.9% 4.3% 5.6%

2Q11 Earnings
Conference Call
Average Loans
8.0%
3.0% (4.5%) (8.7%)
(14.3%)
3.9% 3.0% 1.6% 1.1% 1.3%
22.0% 20.3%
15.8%
14.3% 11.9%
0.7% 1.0%
2.3%
3.4% 3.2%
0
60
120
180
240
2Q10 3Q10 4Q10 1Q11 2Q11
Average Loans Key Points
$ in billions
Year-Over-Year Growth
4.0% 5.8% 2.0% 2.4% 4.0%
$191.2
$192.5 $195.5 $197.6 $198.8
Retail
Res Mtg
Covered
CRE
Commercial
vs. 2Q10
Average total loans grew by $7.6 billion, or 4.0%
(3.5% excluding acquisitions)
Average total loans, excluding covered loans,
were higher by 6.7%
Average commercial loans increased $3.7 billion,
or 8.0% (7.8% excluding acquisitions)
vs. 1Q11
Average total loans grew by $1.2 billion, or 0.6%
(0.5% excluding acquisitions)
Average total loans, excluding covered loans,
were higher by 1.2%
Average commercial loans grew by $1.3 billion,
or 2.8%
Covered Commercial CRE Res Mtg Retail

2Q11 Earnings
Conference Call
Average Deposits
(10.8%) (0.8%) (7.4%)
1.9% 5.1%
47.7%
13.8% 2.9%
11.6%
11.8%
19.9%
17.8%
17.5%
17.2% 17.3%
6.8% 7.4%
4.8%
16.3%
22.1%
0
60
120
180
240
2Q10 3Q10 4Q10 1Q11 2Q11
Average Deposits Key Points
$ in billions
Year-Over-Year Growth
12.3% 9.8% 5.2% 11.9% 14.2%
$183.3 $182.7
$190.3
$204.3
$209.4
Noninterest
-bearing
Checking
& Savings
Time
Money
Market
vs. 2Q10
Average total deposits increased by $26.1
billion, or 14.2% (9.6% excluding acquisitions)
Average low cost deposits (NIB, interest
checking, money market and savings),
increased by $23.9 billion, or 17.1% (12.3%
excluding acquisitions)
vs. 1Q11
Average total deposits increased by $5.1
billion, or 2.5% (2.3% excluding acquisitions)
Average low cost deposits increased by $5.8
billion, or 3.7% (3.5% excluding acquisitions)
Time Money Market Checking & Savings Noninterest-bearing

2Q11 Earnings
Conference Call
2Q10 3Q10 4Q10 1Q11 2Q11
Valuation losses (21) $      (9) $        (14) $      (5) $        (8) $
Other non-operating gains -             -             103         46           -
Total (21) $      (9) $        89 $        41 $        (8) $
Notable Noninterest Income Items
All Other Mortgage Service Charges Trust & Inv Mgmt Payments
Noninterest Income
9.4%
(1.6%)
(7.1%)
(3.4%)
5.9%
0
700
1400
2100
2800
2Q10 3Q10 4Q10 1Q11 2Q11
Noninterest Income Key Points
$ in millions
Year-Over-Year Growth
2.7% 0.8% 10.2% 4.9% 1.7%
$2,146 $2,110 $2,110
$2,222
$2,012
Trust &
Inv Mgmt
Service
Charges
All Other
Mortgage
Payments
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing services; Service charges = deposit service charges, treasury management fees and ATM processing services
vs. 2Q10
Noninterest income grew by $36 million, or 1.7%,
driven by:
• Payments revenue (5.9% growth)
• Commercial products revenue (6.3% growth)
• Lower deposit service charges due to Reg E and fee
policy changes
• Mortgage banking revenue decrease of $4 million
24% decrease in production volume
Favorable net change in MSR valuation and related hedging
(hedge $81 2Q11 vs. $55 2Q10)
vs. 1Q11
Noninterest income grew by $134 million, or 6.7%,
driven by:
• Payments revenue (8.9% growth) and deposit service
charges (13.3% growth) both seasonally higher
• Commercial products revenue (14.1% growth)
• Mortgage banking revenue increase of $40 million
33% decrease in production volume, higher application volume
Favorable net change in MSR valuation and related hedging
(hedge $81 2Q11 vs. $62 1Q11)
Notable items, including net securities losses,
unfavorable by $49 million

2Q11 Earnings
Conference Call
2Q10 3Q10 4Q10 1Q11 2Q11
ITS transaction 18 $        - $          - $          - $          - $
Total 18 $        - $          - $          - $          - $
Notable Noninterest Expense Items
Noninterest Expense
(14.4%)
1.6%
6.0%
10.2%
8.6%
0
700
1400
2100
2800
2Q10 3Q10 4Q10 1Q11 2Q11
Noninterest Expense Key Points
$ in millions
Year-Over-Year Growth
11.6% 16.2% 11.5% 8.3% 2.0%
$2,425
$2,377
$2,385
$2,485
$2,314
Occupancy
& Equipment
Prof Services,
Marketing
& PPS
All Other
Tech & Comm
Compensation
& Benefits
vs. 2Q10
Noninterest expense was higher by $48 million,
or 2.0%, majority of variance driven by:
• Increased compensation (6.1%) and employee
benefits (22.1%)
• Increase in net occupancy & equipment (10.2%)
related to business expansion initiatives and
technology-related projects
• Other expense lower primarily due to favorable
changes in other loan expense, integration expenses,
and costs related to insurance and litigation matters,
partially offset by an increase in FDIC deposit
insurance
vs. 1Q11
Noninterest expense was higher by $111 million,
or 4.8%, majority of variance driven by:
• Higher compensation (4.7%) due to higher incentives
and commissions
• Professional services and marketing and business
development expenses higher primarily due to timing
of initiatives and seasonally lower 1Q11
• Other expense higher mainly due to FDIC deposit
insurance expense and seasonally higher investments
in affordable housing and other tax-advantaged
projects
All Other
Tech & Communications Prof Svcs, Marketing and PPS
Occupancy & Equip Compensation & Benefits

2Q11 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 2Q11 1Q11 4Q10 3Q10 2Q10
Beginning Reserve $181 $180 $147 $101 $73
Net Realized Losses (43) (32) (27) (24) (20)
Additions to Reserve 35 33 60 70 48
Ending Reserve $173 $181 $180 $147 $101
Mortgages
repurchased
and make-whole
payments $72 $90 $69 $53 $27
Repurchase activity lower than
peers due to:
• Conservative credit and underwriting
culture
• Disciplined origination process -
primarily conforming loans
(   95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and make-
whole requests balance = $123
million
Repurchase requests expected to
decline over the next few quarters

2Q11 Earnings
Conference Call
Regulatory Environment
Existing regulatory oversight actions
Future regulatory oversight actions
• Dodd-Frank Wall Street Reform and Consumer Protection Act
Consumer Financial Protection Bureau
• Residential mortgage foreclosure policy and procedures
FY 2010 Annual
Actual Run Rate
Overdraft Legislation $255 $440 - $480
Pricing and Policy Changes
Card Act $160 $250
Net Interest Margin and Fee Income
Durbin Amendment -- $300*
$ in millions, estimated reduction to revenue
* 4Q11 impact approximately $75 million ($0.24 per average transaction starting 4Q11)

Proven performance

Building momentum

Positioned to Win!

usbancorp

21 2Q11 Earnings Conference Call Positioned to Win

22 2Q11 Earnings Conference Call Appendix

2Q11 Earnings
Conference Call
Credit Quality
- Commercial Loans
40,095
40,726
41,700
42,683
44,135
2.23%
1.49%
1.11%
1.19%
0.75%
0
15,000
30,000
45,000
60,000
2Q10 3Q10 4Q10 1Q11 2Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Delinquencies and nonperforming loans continue to improve
Utilization rates remain historically low although loan balances grew
2Q10 1Q11 2Q11
Average Loans 40,095 42,683 44,135
30-89 Delinquencies 0.73% 0.58% 0.46%
90+ Delinquencies 0.24% 0.13% 0.09%
Nonperforming Loans 1.65% 1.02% 0.78%
20%
25%
30%
35%
40%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Revolving Line Utilization Trend
$ in millions

2Q11 Earnings
Conference Call
Credit Quality
- Commercial Leases
6,245
6,058
6,012
6,030
5,919
1.41%
1.18%
1.12%
0.94%
0.88%
0
2,000
4,000
6,000
8,000
2Q10 3Q10 4Q10 1Q11 2Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs improved, declining to 0.88% for the quarter
Credit quality continues to improve as delinquencies and nonperforming loans declined
2Q10 1Q11 2Q11
Average Loans 6,245 6,030 5,919
30-89 Delinquencies 1.55% 1.18% 1.00%
90+ Delinquencies 0.03% 0.03% 0.02%
Nonperforming Loans 1.87% 0.90% 0.73%
$ in millions
Equipment
Finance
$2,376
Small Ticket
$3,543

2Q11 Earnings
Conference Call
Credit Quality
- Commercial Real Estate
34,164 34,190
34,577
35,179
35,499
2.67%
2.40%
2.51%
1.44%
1.85%
0.90%
0.59%
1.33%
1.72%
1.11%
5.67%
4.61%
6.54%
4.56%
7.31%
0
10,000
20,000
30,000
40,000
2Q10 3Q10 4Q10 1Q11 2Q11
0.0%
2.5%
5.0%
7.5%
10.0%
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Early and late stage delinquencies, as well as nonperforming loans, all decreased on a linked quarter basis
Net charge-offs increased on a linked quarter basis, but have decreased 28% on a year-over-
year basis
2Q10 1Q11 2Q11
Average Loans 34,164 35,179 35,499
30-89 Delinquencies 0.98% 0.74% 0.45%
90+ Delinquencies 0.09% 0.02% 0.01%
Nonperforming Loans 4.75% 4.15% 3.84%
Performing TDRs 69 184 225
$ in millions
Multi-family
$1,670
Other
$1,049
Office
$870
A&D
Construction
$951
Retail
$965
Condo
Construction
$398
Residential
Construction
$1,167
Investor
$17,190
Owner
Occupied
$11,239
CRE Mortgage CRE Construction
Average Loans Net Charge-offs Ratio
NCO Ratio - Comm Mtg NCO Ratio - Construction
TDR = troubled debt restructuring

2Q11 Earnings
Conference Call
1,939
1,890
1,804
1,747
1,672
0
600
1,200
1,800
2,400
2Q10 3Q10 4Q10 1Q11 2Q11
Credit Quality
- Residential Mortgage
26,821
27,890
29,659
31,777
32,734
2.06%
1.88%
1.75%
1.65%
1.46%
0
9,000
18,000
27,000
36,000
2Q10 3Q10 4Q10 1Q11 2Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong growth in high quality originations (weighted average FICO 753, weighted average LTV 71%)
as average loans increased 3.0% over 1Q11 driven by demand for refinancing
Continue to help home owners by successfully modifying 5,111 loans (owned and serviced) in 2Q11, representing $955 million in balances
Nonperforming loans declined as delinquency and foreclosure inventory improved
2Q10 1Q11 2Q11
Average Loans 26,821 31,777 32,734
30-89 Delinquencies 1.75% 1.22% 1.11%
90+ Delinquencies 1.85% 1.33% 1.13%
Nonperforming Loans 2.23% 2.12% 2.03%
Residential Mortgage
Performing TDRs
$ in millions

2Q11 Earnings
Conference Call
Credit Quality - Home Equity
19,332 19,289
19,119
18,801
18,634
1.64%
1.75%
1.72%
1.62%
1.64%
0
6,000
12,000
18,000
24,000
2Q10 3Q10 4Q10 1Q11 2Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong credit quality portfolio (weighted average FICO 747, weighted average CLTV 72%) originated primarily through the retail branch network to existing bank customers on their primary residence
Loan demand remains soft for home equity products
Early and late stage delinquencies continue to improve
2Q10 1Q11 2Q11
Average Loans 19,332 18,801 18,634
30-89 Delinquencies 0.89% 0.81% 0.78%
90+ Delinquencies 0.68% 0.71% 0.65%
Nonperforming Loans 0.16% 0.23% 0.22%
Traditional: 87%
Wtd Avg LTV: 71%
NCO: 1.22%
Consumer Finance: 13%
Wtd Avg LTV: 80%
NCO: 4.37%
$ in millions

2Q11 Earnings
Conference Call
2Q10 1Q11 2Q11
Average Loans 16,329 16,124 15,884
30-89 Delinquencies 1.86% 1.44% 1.34%
90+ Delinquencies 2.38% 1.62% 1.32%
Nonperforming Loans 1.04% 1.61% 1.59%
Credit Quality - Credit Card
16,329
16,510
16,403
16,124
15,884
7.79%
7.11%
6.65%
6.21%
5.45%
5.62%
6.45%
7.21%
7.84%
8.53%
0
5,000
10,000
15,000
20,000
2Q10 3Q10 4Q10 1Q11 2Q11
0.0%
4.0%
8.0%
12.0%
16.0%
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Both early and late stage delinquencies continue to improve
Net charge-offs declined for the fourth consecutive quarter
Nonperforming loans were stable in the second quarter
$ in millions
* Excluding portfolio purchases where the acquired loans were recorded at fair value at the purchase date
Average Loans Net Charge-offs Ratio
Net Charge-offs Ratio Excluding Acquired Portfolios*
Core Portfolio
$15,403
Portfolios Acquired
at Fair Value
$481

2Q11 Earnings
Conference Call
Credit Quality - Retail Leasing
4,364
4,289
4,459
4,647
4,808
0.37%
0.19%
0.09% 0.09%
0.00%
0
2,000
4,000
6,000
8,000
2Q10 3Q10 4Q10 1Q11 2Q11
0.0%
1.0%
2.0%
3.0%
4.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans continue to increase as demand for new auto leases remains strong
Retail leasing delinquencies continue to improve, reaching pre-recession levels
Strong used auto values continue to reduce end of term risk and net charge-offs
2Q10 1Q11 2Q11
Average Loans 4,364 4,647 4,808
30-89 Delinquencies 0.46% 0.26% 0.20%
90+ Delinquencies 0.05% 0.04% 0.02%
Nonperforming Loans --% --% --%
$ in millions

4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Manheim Used Vehicle Value Index*
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com,
January 1995 = 100, quarter value = average monthly ending value

2Q11 Earnings
Conference Call
Credit Quality - Other Retail
23,357
24,281
24,983
24,691
24,498
1.70%
1.65%
1.45%
1.33%
1.16%
0
7,000
14,000
21,000
28,000
2Q10 3Q10 4Q10 1Q11 2Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average balances increased 4.9% over 2Q10 as demand for auto loans remains strong
Net charge-offs and delinquencies continue to decline while nonperforming loans remain stable
2Q10 1Q11 2Q11
Average Loans 23,357 24,691 24,498
30-89 Delinquencies 0.85% 0.63% 0.62%
90+ Delinquencies 0.32% 0.25% 0.20%
Nonperforming Loans 0.13% 0.13% 0.13%
Installment
$5,297
Auto Loans
$10,974
Revolving
Credit
$3,336
Student
Lending
$4,891
$ in millions

2Q11 Earnings
Conference Call
$ in millions 2Q11  1Q11  4Q10  3Q10  2Q10
Total equity 33,341 $          31,335 $          30,322 $          29,943 $          28,940 $
Preferred stock (2,606)              (1,930)              (1,930)              (1,930)              (1,930)
Noncontrolling interests (889)                  (828)                  (803)                  (792)                  (771)
Goodwill (net of deferred tax liability) (8,300)              (8,317)              (8,337)              (8,429)              (8,425)
Intangible assets (exclude mortgage servicing rights) (1,277)              (1,342)              (1,376)              (1,434)              (1,525)
Tangible common equity (a) 20,269             18,918             17,876             17,358             16,289
Tier 1 Capital, determined in accordance with prescribed
   regulatory requirements using Basel I definition 27,795             26,821             25,947             24,908             24,021
Trust preferred securities (3,267)              (3,949)              (3,949)              (3,949)              (3,949)
Preferred stock (2,606)              (1,930)              (1,930)              (1,930)              (1,930)
Noncontrolling interests, less preferred stock not eligible for Tier I capital (695)                  (694)                  (692)                  (694)                  (694)
Tier 1 common equity using Basel I definition (b) 21,227             20,248             19,376             18,335             17,448
Tier 1 capital, determined in accordance with prescribed
   regulatory requirements using anticipated Basel III definition 23,931             21,855
Preferred stock (2,606)              (1,930)
Noncontrolling interests of real estate investment trusts (667)                  (667)
Tier 1 common equity using anticipated Basel III definition (c) 20,658             19,258
Total assets 320,874           311,462           307,786           290,654           283,243
Goodwill (net of deferred tax liability) (8,300)              (8,317)              (8,337)              (8,429)              (8,425)
Intangible assets (exclude mortgage servicing rights) (1,277)              (1,342)              (1,376)              (1,434)              (1,525)
Tangible assets (d) 311,297           301,803           298,073           280,791           273,293
Risk-weighted assets, determined in accordance
  with prescribed regulatory requirements using Basel I definition (e) 252,882           247,486           247,619           242,490           237,145
Risk-weighted assets using anticipated Basel III definitions (f) 256,205           250,931
Ratios
Tangible common equity to tangible assets (a)/(d) 6.5% 6.3% 6.0% 6.2% 6.0%
Tier 1 common equity to risk-weighted assets using Basel I definition (b)/(e) 8.4% 8.2% 7.8% 7.6% 7.4%
Tier 1 common equity to risk-weighted assets using anticipated Basel III definition (c)/(f) 8.1% 7.7%
Tangible common equity to risk-weighted assets (a)/(e) 8.0% 7.6% 7.2% 7.2% 6.9%
2Q11 risk-weighted assets are preliminary data, subject to change prior to filings with applicable regulatory agencies
Anticipated Basel III definitions reflect adjustments for changes to the related elements as proposed in December 2010 by regulatory agencies
Non-Regulatory Capital Ratios

U.S. Bancorp 2Q11 Earnings Conference Call U.S. Bancorp 2Q11 Earnings Conference Call July 20, 2011